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                                                                  EXHIBIT 10.1.8



                             WRITTEN CONSENT OF THE
                               BOARD OF DIRECTORS
                                       OF
                             JAWS TECHNOLOGIES, INC.
                              A NEVADA CORPORATION


               The undersigned, constituting all of the members of the Board of Directors of JAWS Technologies, Inc., a Nevada corporation (the "Corporation"), hereby approve, adopt, and consent to the adoption of the following resolutions by written consent without a meeting pursuant to the provisions of Section
78.196 of the Nevada Revised Statutes:


               Approval of Consulting Fees

               WHEREAS, the Bylaws of the Corporation currently provide for the approval of all consulting fees by the Board of Directors; and

               WHEREAS, the Corporation paid Robert Kubbernus, consulting fees in the amount of $120,486 in connection with management and support services for services rendered between the dates of January 27, 1997 and December 31, 1998; and

               WHEREAS, the Corporation paid Bankton Financial Corp., a corporation managed by Robert Kubbernus, consulting fees in the amount of $14,514 in connection with management and support services for services rendered between the dates of January 27, 1997 and December 31, 1998; and

               WHEREAS, the Corporation paid Cameron Chell, consulting fees in the amount of $47,986 in connection with management and support services for services rendered between the dates of January 27, 1997 and December 31, 1998; and

               WHEREAS, the Corporation paid Mitch Tarr, consulting fees in the amount of $16,524 in connection with consulting services related to sales and marketing for services rendered between the dates of January 27, 1997 and July 26, 1998; and

               WHEREAS, the Board of Directors believe it to be in the best interests of the Corporation that, to the extent allowed by law, the current Board of Directors ratify all acts with regard to the compensation of consulting fees paid to Robert Kubbernus, Bankton Financial Corp., Cameron Chell, and Mitch Tarr between the dates of January 27, 1997 and December 1998.

               NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors hereby ratify and confirm all of the above-mentioned compensation paid to Robert Kubbernus, Bankton Financial Corp., Cameron Chell, and Mitch Tarr by the Board of Directors between the dates of January 27, 1997 and December 31, 1998.

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               IN WITNESS WHEREOF, the undersigned have signed this Written
Consent as of the 27th day of April, 1998. The Secretary of the Company is hereby instructed to place a copy of this Written Consent in the Minute Book of the Company.



___________________________________          ___________________________________
Cameron Chell                                Robert Kubbernus



___________________________________          ___________________________________
Julia Johnson                                Arthur Wong